Exhibit 99.1

Esports Entertainment Group Reports
Fiscal 2022 Second Quarter Revenue of $14.5 Million

Sets Revised Fiscal 2022 Revenue Guidance Range of $70 to $75 Million

Hoboken, New Jersey – February 22, 2022 – Esports Entertainment Group, Inc. (Nasdaq: GMBL, GMBLW, GMBLP) (or the “Company”) today announced financial results for its fiscal 2022 second quarter ended December 31, 2021.

Fiscal Second Quarter 2022 Financial Results

●	Net revenue of $14.5 million, up $12.2 million compared to 2Q21, and a 11.4% decrease compared to net revenue of $16.4 million in 1Q22
●	Gross profit of $8.0 million, up $7.2 million compared to 2Q21, and an 19.5% decrease compared to $10.0 million in 1Q22
●	Gross margin of 55.2% compared to 60.7% in 1Q22
●	GAAP net loss to common shareholders of $34.5 million, or $1.53 per share, compared to net loss of $7.3 million, or $0.57 per share in 2Q21, and net loss of $0.6 million, or $0.03 per share, in 1Q22
●	Non-GAAP adjusted EBITDA loss* of ($6.8 million), compared to an adjusted EBITDA loss of ($3.8 million) in 2Q21 and adjusted EBITDA of ($4.3 million) in 1Q22
●	As of December 31, 2021, the Company had total cash and cash equivalents of $1.0 million

* Reconciliation on non-GAAP financial measures provided in the tables of this press release.

Fiscal Second Quarter 2022 and Recent Operational Highlights

●	The Company, in late January 2022, received its transactional waiver from the New Jersey Division of Gaming Enforcement and in early February fully launched its VIE.gg platform, representing the first opportunity to wager on esports events in the United States.
●	The Company announced the debut of OMEGA, a revolutionary new, turnkey B2B solution under the ggCircuit brand that enables businesses such as movie theaters, shopping malls and family entertainment centers to offer esports and other gaming options using an arcade model to deliver a guided, end-to-end user experience.
●	The Company successfully completed the migration of its SportNation.com and Vie.bet iGaming sites to its proprietary Idefix platform.
●	Simplicty Esports & Gaming Company agreed to install the ALPHA software solution (offered under the ggCircuit brand) at four of its locations.
●	The Company announced that it had renewed its partnership with the player-popular Take-Two Interactive NBA 2K League in January 2022.
●	Stuart Tilly was named the Company’s COO in January 2022 after serving as the Company’s Chief Legal Officer since 2020. From 2016 to 2020, he was CEO of Argyll Entertainment, a business acquired by the Company in 2020.

Management Commentary

“Our fiscal second quarter results reflect a variety of challenges largely outside of our control, which together drove our first quarter over quarter revenue decline in more than a year,” said Grant Johnson, CEO of Esports Entertainment Group. “First, a significant change in the Netherlands regulatory environment led us to make the strategic decision to exit the country’s iGaming and online sports betting market at the start of the quarter. Second, our online sportsbook business in Europe experienced historically low hold which, while in-line with the broader European and U.S. market, resulted in a material decline in sportsbook revenue. Third, the ongoing issues with the global pandemic and rise of the Omicron variant during the latter part of the quarter impacted our esports business, including the delay of our LANDuel launch and the opening of our Helix esports center in California. This also drove the cancellation or postponement of many in-person, publisher-sponsored esports events. Collectively, these events significantly impacted our fiscal second quarter performance, resulting in our decision to reset our full-year revenue expectation to a range of $70 to $75 million.

“Despite these challenges and the collective impact they are having on our business, we remain extremely bullish about the year ahead and in our ability to reach annualized revenue of $100 million from our current portfolio of offerings. Our optimism reflects the recent receipt of our transactional waiver in New Jersey and the full-scale launch of VIE.gg, which makes us the first and only company to accept real money esports wagers in the U.S. We are also very bullish on the debut of LANDuel at the Hard Rock in Atlantic City on March 18-20 and believe this unique peer-to-peer wagering platform will expose Esports Entertainment Group to a significant and untapped market across many U.S. jurisdictions. In addition, we have seen considerable interest for our OMEGA esports gaming platform since it debuted in the quarter and are confident it will soon become a more important contributor to our top line results. Finally, we experienced record results and strong momentum in recent weeks, including a record month in January, as this business continues to grow and our market position expands.

“Looking ahead, I believe our future is exceedingly bright as our newest products and the underlying strength of our European-based iGaming and online sports betting business position us well to benefit from the organic growth potential inherent in our two targeted entertainment verticals, iGaming and esports. We are confident in our ability realize the tremendous growth potential of our business while achieving the operating leverage inherent in our portfolio of unique and powerful brands over the near- and long-term, as we move deeper into a post-pandemic recovery and fully integrate our tech stack and acquired assets.”

Fiscal 2022 Financial Outlook

The Company expects year over year net revenue growth to be in a range of 317% to 347%, resulting in net revenue of $70 to $75 million in fiscal 2022. The updated guidance range contemplates growth driven primarily by the platform-building and strategic diversification acquisitions completed in calendar 2021.

Conference Call

Esports Entertainment Group will host a conference call and webcast today, Tuesday, February 22, at 5:00 p.m. ET to answer questions about the Company’s operational and financial highlights for its fiscal 2022 second quarter as well as other recent developments.

Date:	Tuesday, February 22, 2022

Time:	5:00 p.m. Eastern Time

Live Call:	+1-800-437-2398 (U.S. Toll-Free) or +1-323-347-3294 (International)

Webcast:	[https://viavid.webcasts.com/starthere.jsp?ei=1530537&tp_key=76c7c97ef4]

For interested individuals unable to join the conference call, a dial-in replay of the call will be available until March 8, 2022 and can be accessed by dialing +1-844-512-2921 (U.S. Toll Free) or +1-412-317-6671 (International) and entering replay pin number: 6766518.

About Esports Entertainment Group

Esports Entertainment Group is a full stack esports and online gambling company fueled by the growth of video-gaming and the ascendance of esports with new generations. Our mission is to help connect the world at large with the future of sports entertainment in unique and enriching ways that bring fans and gamers together. Esports Entertainment Group and its affiliates are well-poised to help fans and players to stay connected and involved with their favorite esports. From traditional sports partnerships with professional NFL/NHL/NBA/FIFA teams, community-focused tournaments in a wide range of esports, and boots-on-the-ground LAN cafes, EEG has influence over the full-spectrum of esports and gaming at all levels. The Company maintains offices in New Jersey, the UK and Malta. For more information visit www.esportsentertainmentgroup.com.

FORWARD-LOOKING STATEMENTS

The information contained herein includes forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act.

Contact:

Investor Relations

JCIR

Joseph Jaffoni, James Leahy, Norberto Aja

212-835-8500

gmbl@jcir.com

Media Inquiries

brandon.apter@esportsentertainmentgroup.com

Investor Relations Inquiries

Jeff@esportsentertainmentgroup.com

Esports Entertainment Group, Inc.

Condensed Consolidated Balance Sheets

(Unaudited)

	December 31, 2021	June 30, 2021

ASSETS

Current assets
Cash	$1,040,051	$19,917,196
Restricted cash	2,412,617	3,443,172
Accounts receivable, net	846,778	136,681
Receivables reserved for users	4,487,864	2,290,105
Other receivables	935,091	658,745
Prepaid expenses and other current assets	2,319,806	3,264,344
Total current assets	12,042,207	29,710,243

Equipment, net	790,646	726,942
Operating lease right-of-use asset	1,781,863	1,272,920
Intangible assets, net	55,371,633	45,772,555
Goodwill	51,977,281	40,937,370
Other non-current assets	2,264,291	1,315,009

TOTAL ASSETS	$124,227,921	$119,735,039

LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable and accrued expenses	$13,432,974	$8,458,689
Liabilities to customers	6,396,470	3,057,942
Deferred revenue	666,811	22,110
Senior convertible note	36,838,040	-
Current portion of notes payable and other long-term debt	232,550	223,217
Operating lease liability – current	649,961	414,215
Contingent consideration – current	2,850,034	-
Total current liabilities	61,066,840	12,176,173

Senior convertible note, net of unamortized discount	-	6,302,504
Notes payable and other long-term debt	111,196	221,300
Warrant liability	3,039,478	23,500,000
Deferred income taxes	-	1,870,861
Operating lease liability - non-current	1,219,605	878,809
Contingent consideration - non-current	1,148,000	-

Total liabilities	66,585,119	44,949,647

Commitments and contingencies (Note 13)
Mezzanine equity:
10% Series A cumulative redeemable convertible preferred stock, $0.001 par value, 1,725,000 authorized, 835,950 shares issued and outstanding, aggregate liquidation preference $9,195,450 at December 31, 2021	7,634,407	-
Stockholders’ equity
Preferred stock $0.001 par value; 10,000,000 shares authorized	-	-
Common stock $0.001 par value; 500,000,000 shares authorized, 24,070,326 and 21,896,145 shares issued and outstanding as of December 31, 2021 and June 30, 2021, respectively	24,070	21,896
Additional paid-in capital	134,665,366	122,341,002
Accumulated deficit	(81,795,346)	(46,908,336)
Accumulated other comprehensive loss	(2,885,695)	(669,170)
Total stockholders’ equity	$50,008,395	74,785,392

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$124,227,921	$119,735,039

Esports Entertainment Group, Inc.

Condensed Consolidated Statements of Operations

(Unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2021	2020	2021	2020

Net revenue	$14,531,047	$2,362,193	$30,939,338	$2,584,585

Operating costs and expenses:
Cost of revenue	6,515,140	1,333,678	12,966,432	1,753,753
Sales and marketing	6,871,546	1,888,372	14,258,009	2,492,488
General and administrative	13,171,186	4,909,431	24,346,322	7,965,239
Total operating expenses	26,557,872	8,131,481	51,570,763	12,211,480

Operating loss	12,026,825	5,769,288	20,631,425	9,626,895

Other income (expense):
Interest expense	(2,412,716)	-	(4,757,912)	-
Loss on conversion of senior convertible note	(5,999,662)	-	(5,999,662)	-
Loss on extinguishment of senior convertible note	(28,478,804)	-	(28,478,804)
Change in fair value of derivative liability	(1,482,621)	-	(1,482,621)
Change in fair value of warrant liability	8,651,922	(1,472,564)	20,460,522	628,389
Change in fair value of contingent consideration	1,851,446	-	1,851,446	-
Other non-operating income (loss)	58,770	(48,185)	(1,352,415)	(100,024)
Total other income (expense), net	(27,811,665)	(1,520,749)	(19,759,446)	528,365

Loss before income taxes	39,838,490	7,290,037	40,390,871	9,098,530

Income tax benefit (expense)	5,503,861	-	5,503,861	-

Net loss	$34,334,629	$7,290,037	$34,887,010	$9,098,530
Dividend on 10% Series A cumulative redeemable convertible preferred stock	(100,314)	-	(100,314)	-
Accretion of 10% Series A cumulative redeemable convertible preferred stock to redemption value	(35,073)	-	(35,073)	-

Net loss attributable to common stockholders	$34,470,016	$7,290,037	$35,022,397	$9,098,530

Net loss per common share:
Basic and diluted loss per common share	$(1.53)	$(0.57)	$(1.57)	$(0.73)
Weighted average number of common shares outstanding, basic and diluted	22,538,341	12,877,159	22,246,616	12,518,507

Adjusted EBITDA

The table below presents our Adjusted EBITDA reconciled to our net loss, the closest U.S. GAAP measure, for the periods indicated:

	Three Months Ended December 31,		Six Months Ended December 31,
	2021	2020	2021	2020

Net income (loss)	$(34,334,629)	$(7,290,037)	$(34,887,010)	$(9,098,530)

Adjusted for:
Interest expense	2,412,716	-	4,757,912	-
Income tax benefit	(5,503,861)	-	(5,503,861)	-
Depreciation and amortization	3,340,114	537,762	6,682,466	804,210
Shared based compensation expense	1,729,401	1,303,919	2,611,773	2,311,591
Transaction related expenses	192,482	95,539	255,482	95,539
Other non-operating cost	(58,770)	48,185	1,352,415	100,024
Change in fair value of warrant liability	(8,651,922)	1,472,564	(20,460,522)	(628,389)
Loss on conversion of senior convertible note	5,999,662	-	5,999,662	-
Loss on extinguishment of senior convertible note	28,478,804	-	28,478,804	-
Change in fair value of derivative liability	1,482,621	-	1,482,621	-
Change in fair value of contingent consideration	(1,851,446)	-	(1,851,446)	-
Total adjusted EBITDA (loss)	$(6,764,828)	$(3,832,068)	$(11,081,704)	$(6,415,555)

Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP), the Company uses adjusted EBITDA, a non-GAAP financial measure. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses this non-GAAP financial measure for financial and operational decision making and as a means to evaluate period-to-period comparisons. The Company believes that it provides useful information about operating results, enhances the overall understanding of past financial performance and future prospects, and allows for greater transparency with respect to key metrics used by management in its financial and operational decision making. The non-GAAP financial measure used by the Company in this press release may be different from the methods used by other companies.

We define and calculate Adjusted EBITDA as net loss before the impact of interest income or expense, income tax expense or benefit, depreciation and amortization, and further adjusted for the following items: stock-based compensation, transaction-related costs, non-core litigation, settlement and related costs, remeasurement of warrant liabilities, and certain other non-recurring, non-cash or non-core items, as described in the reconciliation below.

Adjusted EBITDA excludes certain expenses that are required in accordance with U.S. GAAP because they are non-recurring items (for example, in the case of transaction-related costs), non-cash expenditures (for example, in the case of depreciation, amortization, and stock-based compensation), or are not related to our underlying business performance (for example, in the case of interest income and expense and litigation settlement and related costs).